UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5497

Western Asset Municipal High Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2009

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2009

Western Asset Municipal High Income Fund Inc.

(MHF)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income exempt from federal income taxes.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	6

Schedule of investments	7

Statement of assets and liabilities	17

Statement of operations	18

Statements of changes in net assets	19

Financial highlights	20

Notes to financial statements	21

Report of independent registered public accounting firm	27

Additional information	28

Annual chief executive officer and chief financial officer certifications	34

Dividend reinvestment plan	35

Important tax information	37

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

While the U.S. economy remained weak during much of the twelve-month reporting period ended October 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department’s preliminary estimate for third quarter 2009 GDP growth was 2.8%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While the PMI dipped to 52.6 in September, it rose to 55.7 in October, its best reading since April 2006.

The housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose 1.2% in August 2009 versus the prior month. This marked the fourth straight monthly gain. In addition, the National Association of Realtors’ Pending Home Sales Indexiv rose 6.1% in September, the eighth consecutive monthly increase.

One area that remained weak—and could hamper the magnitude of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate rose to 10.2% in October 2009, its highest level in more than twenty-six years. Since

Western Asset Municipal High Income Fund Inc.	I

Letter from the chairman continued

December 2007, the number of unemployed has risen by approximately 8.2 million and there have been twenty-two consecutive months of job losses.

The Federal Reserve Board (“Fed”)v continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratevi from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed has maintained this stance thus far in 2009. In conjunction with its November 2009 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

During the twelve months ended October 31, 2009, both short- and long-term Treasury yields experienced periods of heightened volatility. When the period began, two- and ten-year Treasury yields were 1.56% and 4.01%, respectively. The ongoing fallout from the issues related to the subprime mortgage market, the credit crisis, forced selling by leveraged investors and a lack of liquidity triggered several “flights to quality.” During these periods, Treasury yields moved lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. When the first half of the reporting period ended on April 30, 2009, two- and ten-year Treasury yields were 0.91% and 3.16%, respectively.

During the second half of the period, Treasury yields generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 0.90% and 3.41%, respectively. In a reversal from 2008, investor risk aversion faded as the twelve-month reporting period progressed, driving spread sector (non-Treasury) prices higher.

The municipal bond market performed largely in line with its taxable bond counterpart over the twelve months ended October 31, 2009. Over that period, the Barclays Capital Municipal Bond Indexvii and the Barclays Capital U.S. Aggregate Indexviii returned 13.60% and 13.79%, respectively. The municipal market was supported by strong demand, coupled with declining new issuance of tax-free bonds.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news.

II	Western Asset Municipal High Income Fund Inc.

In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 27, 2009

Western Asset Municipal High Income Fund Inc.	III

Letter from the chairman continued

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Pending Home Sales Index is an index created by the National Association of Realtors that tracks home sales in which a contract is signed but the sale has not yet closed. The Index is a leading indicator of future existing home sales as it typically takes four to six weeks to close a sale after a contract has been signed.

v

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
viii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV	Western Asset Municipal High Income Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income exempt from federal income taxes. The Fund invests primarily in intermediate- and long-term municipal debt securities issued by state and local governments. However, the Fund may invest in municipal obligations of any maturity. The Fund may invest in non-publicly traded municipal securities, zero-coupon municipal obligations and non-appropriation or other municipal lease obligations.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the fixed-income market was impacted by the fallout from the financial crisis in 2008 and the subsequent return to more normal conditions given the aggressive actions taken by the Federal Reserve Board (“Fed”)i, the U.S. Department of the Treasury and other government entities.

The yields on two- and ten-year Treasuries began the fiscal year at 1.56% and 4.01%, respectively. As the reporting period began, we were in the midst of a “flight to quality,” triggered by the seizing credit markets and a sharp drop in Treasury yields. The ten-year Treasury yield bottomed at 2.08% on December 18, 2008. At the epicenter of the turmoil were the continued repercussions from the September 2008 bankruptcy of Lehman Brothers. During this time, investors were drawn to the relative safety of shorter-term Treasuries, while riskier portions of the bond market performed poorly.

However, as the fiscal year progressed, conditions in the credit markets improved, there were signs that the economy was stabilizing and investor risk aversion abated. This led to falling demand (and higher yields) for Treasuries and a strong sharp rally in the spread sectors (non-U.S. Treasuries). Also supporting the spread sectors was strong demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

Toward the end of the reporting period, Treasury yields continued to move higher, especially on the long end of the yield curveii. This was due to

Western Asset Municipal High Income Fund Inc. 2009 Annual Report	1

Fund overview continued

concerns regarding the massive amount of new Treasury issuance that would be needed to fund the economic stimulus package. At the conclusion of the fiscal year, two- and ten-year Treasury yields were 0.90% and 3.41%, respectively.

While municipal bonds were not immune to the volatility in the financial markets, overall, they generated strong results during the fiscal year. As the reporting period began in November 2008, there was a great deal of uncertainty in the municipal market, as prices had fallen sharply in the previous two months. This challenging environment was triggered by a number of issues, including increased risk aversion, downgrades of monoline bond insurers, the seizing auction rate preferred market and forced selling by highly leveraged investors into illiquid markets. In addition, there were fears that the deepening recession would negatively impact municipalities, as they would generate less tax revenues.

While the fundamentals in the municipal market did not significantly change, tax-free bond prices rallied during much of the reporting period. This was due, in part, to improving technical factors, including less forced selling and better liquidity. Demand for tax-free bonds also increased, as investors were drawn to their attractive yields. All told, municipal bonds generated strong results, with the Barclays Capital Municipal Bond Indexiii returning 13.60% for the twelve months ended October 31, 2009.

Q. How did we respond to these changing market conditions?

A. We made a number of tactical adjustments to the portfolio during the fiscal year. Toward the beginning of the period, we further increased the Fund’s overweight exposure to essential service revenue bonds. These included securities issued by municipalities for enterprises such as Power, Water & Sewer, Health Care, Transportation and Education. Not only did these securities offer attractive yields, but we also expected that they would outperform their General Obligation counterparts given the challenging economic environment. We also further pared the Fund’s exposure to General Obligation bonds. These securities are typically more economically sensitive, in that the issuing municipality repays bondholders from tax revenues.

Performance review

For the twelve months ended October 31, 2009, Western Asset Municipal High Income Fund Inc. returned 12.30% based on its net asset value (“NAV”)iv and 18.49% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital Municipal Bond Index, returned 13.60% over the same time frame. The Lipper High Yield Municipal Debt Closed-End Funds Category Averagev returned 24.22% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

2	Western Asset Municipal High Income Fund Inc. 2009 Annual Report

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.44 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of October 31, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of October 31, 2009 (unaudited)

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$7.45 (NAV)	12.30%
$7.25 (Market Price)	18.49%

All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to relative performance for the period was the Fund’s overweight exposure to the Industrial Development Revenue/Pollution Control Revenue (“IDR/PCR”) sector. Within the sector, the Fund’s exposure to gas prepay securities significantly enhanced its results. These securities, which are backed by certain broker/dealers, performed poorly early in 2008 given the turmoil in the financial markets. However, as a number of broker/dealers changed their status to bank holding companies and government initiatives such as the Troubled Asset Relief Program (“TARP”) added confidence in the financial system, gas prepay securities rebounded sharply during the fiscal year.

The Fund’s overweight position and security selection in the Health Care sector also significantly contributed to performance. Within the sector, we emphasized some of the better-quality names that we felt were more secure and less likely to experience downgrades. Elsewhere, our underweight to State and Local General Obligation bonds was beneficial, as they underperformed essential service revenue bonds. We continued to favor essential service revenue bonds as they offered higher yields and are typically less susceptible to fallout from weak economic environments.

Q. What were the leading detractors from performance?

A. The largest detractor from performance for the period was the Fund’s yield curve positioning. An underweight to the intermediate (ten-year) portion of the yield curve detracted from results as it performed well during the twelve-month period as a whole. Our exposure to cash was also a drag

Western Asset Municipal High Income Fund Inc. 2009 Annual Report	3

Fund overview continued

on performance, given the strong performance in the municipal market and the low yields available from short-term money market instruments.

Our futures trading strategy was another meaningful detractor from performance. In particular, our use of a short position in U.S. Treasury futures reduced the Fund’s overall durationvi. This strategy was detrimental to results as municipal yields declined over the period. Additionally, the outperformance of the U.S. Treasury market versus the municipal market, especially following the collapse of Lehman Brothers, caused this strategy to detract from results.

The Fund’s exposure to Pre-refundedvii securities also detracted from results. While these high-quality securities performed extremely well during the market’s meltdown in 2008 and during periods of risk aversion over the fiscal year, this sector underperformed the benchmark during the twelve-month period as a whole. Elsewhere, certain IDR/PCR holdings and security selection in the Special Tax Obligation sector negatively impacted the Fund’s results.

Finally, the Fund does not use leverage as compared to its Lipper peer group, which is comprised of funds that are both levered and unlevered. The levered funds within the Lipper peer group benefited from the municipal bond rally in 2009, driving up the peer group average return for the period.

Looking for additional information?

The Fund is traded under the symbol “MHF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMHFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

4	Western Asset Municipal High Income Fund Inc. 2009 Annual Report

Thank you for your investment in Western Asset Municipal High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 17, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. As interest rates rise, bond prices fall, reducing the value of the Fund. Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
iii	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
iv

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

v

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 15 funds in the Fund’s Lipper category.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

Western Asset Municipal High Income Fund Inc. 2009 Annual Report	5

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

† The bar graphs above represent the composition of the Fund’s investments as of October 31, 2009 and October 31, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Municipal High Income Fund Inc. 2009 Annual Report

Schedule of investments

October 31, 2009

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
MUNICIPAL BONDS — 98.6%
	Alaska — 0.6%
$1,055,000	Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargoport, 8.125% due 5/1/31(a)	$939,699
	Arizona — 1.1%
1,500,000	Salt Verde, AZ Financial Corp., Gas Revenue, 5.000% due 12/1/37	1,284,615
500,000	University Medical Center Corp., AZ, Hospital Revenue, 6.250% due 7/1/29	536,675
	Total Arizona	1,821,290
	Arkansas — 1.0%
	Arkansas State Development Financing Authority:
1,000,000	Hospital Revenue, Washington Regional Medical Center, 7.375% due 2/1/29(b)	1,013,330
600,000	Industrial Facilities Revenue, Potlatch Corp. Projects, 7.750% due 8/1/25(a)	604,428
	Total Arkansas	1,617,758
	California — 5.4%
1,500,000	Barona, CA, Band of Mission Indians, GO, 8.250% due 12/1/20	1,413,495
2,000,000	California Health Facilities Financing Authority Revenue, Refunding, Cedars-Sinai Medical Center, 5.000% due 11/15/27	1,990,560
2,000,000	Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue, Asset Backed, 7.800% due 6/1/42(b)	2,419,060
2,000,000	M-S-R Energy Authority, CA, 6.500% due 11/1/39	2,138,340
600,000	Redding, CA, Redevelopment Agency, Tax Allocation, Shastec Redevelopment Project, 5.000% due 9/1/29	537,972
	Total California	8,499,427
	Colorado — 5.8%
	Colorado Educational & Cultural Facilities Authority Revenue:
705,000	Charter School, Peak to Peak Project, 7.500% due 8/15/21(b)	772,384
	Cheyenne Mountain Charter Academy:
680,000	5.250% due 6/15/25	696,674
510,000	5.125% due 6/15/32	502,916
785,000	Elbert County Charter, 7.375% due 3/1/35	732,758
810,000	Unrefunded, University of Denver Project, NATL/FGIC, 5.250% due 3/1/23	851,707
4,000,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue, 6.125% due 11/15/23	4,146,920
1,000,000	Reata South Metropolitan District, CO, GO, 7.250% due 6/1/37	809,090
500,000	Southlands, CO, Metropolitan District No. 1, GO, 7.125% due 12/1/34(b)	621,705
	Total Colorado	9,134,154
	District of Columbia — 1.3%
1,895,000	District of Columbia COP, District Public Safety & Emergency, AMBAC, 5.500% due 1/1/20	1,994,639

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2009 Annual Report	7

Schedule of investments continued

October 31, 2009

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Florida — 8.0%
$875,000	Beacon Lakes, FL, Community Development District, Special Assessment, 6.900% due 5/1/35	$747,591
1,500,000	Bonnet Creek Resort Community Development District, Special Assessment, 7.500% due 5/1/34	1,227,420
2,000,000	Capital Projects Finance Authority, FL, Student Housing Revenue, Capital Projects Loan Program, Florida University, 7.850% due 8/15/31(b)	2,169,080
905,000	Century Parc Community Development District, Special Assessment, 7.000% due 11/1/31	878,366
1,000,000	Highlands County, FL, Health Facilities Authority Revenue, Adventist Health Systems, 6.000% due 11/15/25(b)	1,128,070
2,000,000	Martin County, FL, IDA Revenue, Indiantown Cogeneration Project, 7.875% due 12/15/25(a)	2,105,720
1,000,000	Orange County, FL, Health Facilities Authority Revenue, First Mortgage, GF, Orlando Inc. Project, 9.000% due 7/1/31	990,390
290,000	Palm Beach County, FL, Health Facilities Authority Revenue, John F. Kennedy Memorial Hospital Inc. Project, 9.500% due 8/1/13(c)	342,461
2,000,000	Reunion East Community Development District, Special Assessment, 7.375% due 5/1/33	1,459,840
1,000,000	Santa Rosa, FL, Bay Bridge Authority Revenue, 6.250% due 7/1/28	630,710
1,000,000	University of Central Florida, COP, FGIC, 5.000% due 10/1/25	940,620
	Total Florida	12,620,268
	Georgia — 7.0%
	Atlanta, GA, Airport Revenue:
1,000,000	FGIC, 5.625% due 1/1/30(a)	1,007,680
1,000,000	FSA, 5.000% due 1/1/26	1,035,290
	Atlanta, GA:
2,000,000	Development Authority Educational Facilities Revenue, Science Park LLC Project, 5.000% due 7/1/32	1,951,900
2,500,000	Tax Allocation, Atlantic Station Project, 7.900% due 12/1/24(b)	2,886,300
2,000,000	Water & Wastewater Revenue, 6.250% due 11/1/39	2,149,120
1,000,000	DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project, 6.125% due 7/1/40	1,097,320
1,000,000	Gainesville & Hall County, GA, Development Authority Revenue, Senior Living Facilities, Lanier Village Estates, 7.250% due 11/15/29	1,011,940
	Total Georgia	11,139,550
	Hawaii — 2.8%
	Hawaii State Department of Budget & Finance Special Purpose:
2,000,000	Revenue, Hawaiian Electric Co., 6.500% due 7/1/39	2,160,580
	Senior Living Revenue:
550,000	6.400% due 11/15/14	558,635
1,500,000	7.500% due 11/15/15	1,563,600
200,000	15 Craigside Project, 8.750% due 11/15/29	221,696
	Total Hawaii	4,504,511

See Notes to Financial Statements.

8	Western Asset Municipal High Income Fund Inc. 2009 Annual Report

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Illinois — 0.5%
$1,000,000	Illinois Finance Authority Revenue, Refunding, Chicago Charter School Project, 5.000% due 12/1/26	$868,930
	Indiana — 0.4%
	County of St. Joseph, IN, EDR, Holy Cross Village Notre Dame Project:
285,000	6.000% due 5/15/26	244,627
550,000	6.000% due 5/15/38	433,229
	Total Indiana	677,856
	Kansas — 0.7%
1,150,000	Salina, KS, Hospital Revenue, Refunding & Improvement Salina Regional Health, 5.000% due 10/1/22	1,170,758
	Kentucky — 2.0%
1,000,000	Louisville & Jefferson County, KY, Metro Government Health System Revenue, Norton Healthcare Inc., 5.250% due 10/1/36	956,940
2,000,000	Owen County, KY, Waterworks System Revenue, Kentucky American Water Co. Project, 6.250% due 6/1/39	2,156,720
	Total Kentucky	3,113,660
	Louisiana — 1.2%
1,000,000	Epps, LA, COP, 8.000% due 6/1/18	1,005,680
1,000,000	St. John Baptist Parish, LA, Revenue, Marathon Oil Corp., 5.125% due 6/1/37	910,180
	Total Louisiana	1,915,860
	Maryland — 1.0%
1,500,000	Maryland State Economic Development Corp. Revenue, Chesapeake Bay, 7.730% due 12/1/27(b)	1,523,340
	Massachusetts — 4.0%
860,000	Boston, MA, Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project, 7.875% due 3/1/25(a)	722,142
3,000,000	Massachusetts Educational Financing Authority Education Loan Revenue, AGC, 6.125% due 1/1/22(a)	3,125,760
1,000,000	Massachusetts State DFA Revenue, Briarwood, 8.250% due 12/1/30(b)	1,088,120
265,000	Massachusetts State Port Authority Revenue, 13.000% due 7/1/13(c)	320,934
1,000,000	Massachusetts State, HEFA Revenue, Caritas Christi Obligation, 6.750% due 7/1/16	1,039,340
	Total Massachusetts	6,296,296
	Michigan — 5.3%
2,130,000	Allen Academy, COP, 7.500% due 6/1/23	1,876,189
	Cesar Chavez Academy, COP:
1,000,000	6.500% due 2/1/33	847,240
1,000,000	8.000% due 2/1/33	1,001,920
1,000,000	Gaudior Academy, COP, 7.250% due 4/1/34	852,300
2,000,000	Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital, 8.250% due 9/1/39	2,352,640

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2009 Annual Report	9

Schedule of investments continued

October 31, 2009

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Michigan — 5.3% continued
$975,000	Star International Academy, COP, 7.000% due 3/1/33	$817,196
700,000	William C. Abney Academy, COP, 6.750% due 7/1/19	693,567
	Total Michigan	8,441,052
	Missouri — 0.8%
1,300,000	Missouri State HEFA Revenue, Refunding, St. Lukes Episcopal, 5.000% due 12/1/21	1,301,482
	Montana — 1.2%
2,345,000	Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project, 7.000% due 12/31/19(a)	1,920,508
	New Hampshire — 1.0%
1,600,000	New Hampshire HEFA Revenue, Healthcare System, Covenant Health System, 5.500% due 7/1/34	1,559,840
	New Jersey — 8.7%
1,500,000	Casino Reinvestment Development Authority Revenue, NATL, 5.250% due 6/1/20	1,528,215
1,000,000	New Jersey EDA, Retirement Community Revenue, SeaBrook Village Inc., 8.250% due 11/15/30(b)	1,087,640
	New Jersey Health Care Facilities Financing Authority Revenue, Trinitas Hospital Obligation Group:
5,000,000	5.250% due 7/1/30	4,194,750
3,000,000	7.500% due 7/1/30(b)	3,161,520
5,000,000	New Jersey State, EDA, Revenue, Refunding, 6.875% due 1/1/37(a)	3,794,050
	Total New Jersey	13,766,175
	New Mexico — 0.6%
1,000,000	Otero County, NM, Jail Project Revenue, 7.500% due 12/1/24	988,380
	New York — 3.5%
700,000	Brookhaven, NY, IDA Civic Facilities Revenue, Memorial Hospital Medical Center Inc., 8.250% due 11/15/30(b)	759,822
1,000,000	Monroe County, NY, IDA, Civic Facilities Revenue, Woodland Village Project, 8.550% due 11/15/32(b)	1,097,340
2,000,000	MTA, New York Service Contract, Refunding, AMBAC, 5.000% due 7/1/30	2,024,180
695,000	New York City, NY, IDA, Civic Facilities Revenue, Special Needs Facilities Pooled Program, 8.125% due 7/1/19(b)	720,242
840,000	Suffolk County, NY, IDA, Civic Facilities Revenue, Eastern Long Island Hospital Association, 7.750% due 1/1/22(b)	939,549
	Total New York	5,541,133
	North Carolina — 0.6%
905,000	North Carolina Medical Care Community, Health Care Facilities Revenue, First Mortgage, DePaul Community Facilities Project, 7.625% due 11/1/29(b)	923,100

See Notes to Financial Statements.

10	Western Asset Municipal High Income Fund Inc. 2009 Annual Report

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Ohio — 2.7%
$1,500,000	Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project, 7.500% due 1/1/30	$1,522,830
1,500,000	Miami County, OH, Hospital Facilities Revenue, Refunding and Improvement Upper Valley Medical Center, 5.250% due 5/15/21	1,468,260
1,260,000	Riversouth Authority, OH, Revenue, Riversouth Area Redevelopment, 5.000% due 12/1/25	1,314,205
	Total Ohio	4,305,295
	Pennsylvania — 5.7%
1,000,000	Cumberland County, PA, Municipal Authority Retirement Community Revenue, Wesley Affiliate Services Inc. Project, 7.250% due 1/1/35(b)	1,180,090
1,000,000	Lebanon County, PA, Health Facilities Authority Revenue, Good Samaritan Hospital Project, 6.000% due 11/15/35	923,510
1,000,000	Monroe County, PA, Hospital Authority Revenue, Pocono Medical Center, 5.000% due 1/1/27	926,970
940,000	Northumberland County, PA, IDA Facilities Revenue, NHS Youth Services Inc. Project, 7.500% due 2/15/29	817,988
2,000,000	Pennsylvania Economic Development Financing Authority, Health Systems Revenue, Albert Einstein Healthcare, 6.250% due 10/15/23	2,090,280
1,000,000	Philadelphia, PA, Authority for IDR, Host Marriot LP Project, Remarketed 10/31/95, 7.750% due 12/1/17(a)	942,290
2,000,000	Westmoreland County, PA, IDA Revenue, Health Care Facilities, Redstone Highlands Health, 8.125% due 11/15/30(b)	2,172,720
	Total Pennsylvania	9,053,848
	Tennessee — 4.3%
1,000,000	Clarksville, TN, Natural Gas Acquisition Corp. Gas Revenue, 5.000% due 12/15/21	930,200
1,000,000	Johnson City, TN, Health & Educational Facilities Board, Hospital Revenue, Mountain States Health Alliance, 5.500% due 7/1/36	976,690
2,500,000	Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Trezevant Manor Project, 5.750% due 9/1/37	1,979,475
3,000,000	Tennessee Energy Acquisition Corp., Gas Revenue, 5.250% due 9/1/26	2,842,470
	Total Tennessee	6,728,835
	Texas — 15.3%
1,500,000	Brazos River, TX, Harbor Industrial Development Corp., Environmental Facilities Revenue, Dow Chemical Co., 5.900% due 5/1/28(a)(d)	1,503,960
1,500,000	Burnet County, TX, Public Facility Project Revenue, 7.500% due 8/1/24	1,509,630
	Garza County, TX, Public Facility Corp.:
1,000,000	5.500% due 10/1/18	940,190
2,000,000	Project Revenue, 5.750% due 10/1/25	2,049,520
2,000,000	Gulf Coast of Texas, IDA, Solid Waste Disposal Revenue, CITGO Petroleum Corp. Project, 7.500% due 9/30/12(a)(d)	2,057,380

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2009 Annual Report	11

Schedule of investments continued

October 31, 2009

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Texas — 15.3% continued
$2,000,000	Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine, 5.625% due 11/15/32	$1,815,080
2,750,000	Houston, TX, Airport Systems Revenue, Special Facilities, Continental Airlines Inc. Project, 6.125% due 7/15/27(a)	2,304,610
1,000,000	Laredo, TX, ISD Public Facility Corp. Lease Revenue, AMBAC, 5.000% due 8/1/29	1,002,730
1,000,000	Midlothian, TX, Development Authority, Tax Increment Contract Revenue, 6.200% due 11/15/29	995,430
2,500,000	North Texas Tollway Authority Revenue, 5.750% due 1/1/40	2,535,500
2,000,000	Texas Midwest Public Facility Corp. Revenue, Secure Treatment Facility Project, 9.000% due 10/1/30	2,082,840
1,500,000	Texas State Public Finance Authority, Uplift Education, 5.750% due 12/1/27	1,462,110
1,865,000	West Texas Detention Facility Corp. Revenue, 8.000% due 2/1/25	1,656,679
	Willacy County, TX:
1,025,000	Local Government Corp. Revenue, 6.875% due 9/1/28	855,896
	PFC Project Revenue:
1,000,000	8.250% due 12/1/23	926,480
580,000	County Jail, 7.500% due 11/1/25	510,528
	Total Texas	24,208,563
	U.S. Virgin Islands — 1.7%
2,500,000	Virgin Islands Public Finance Authority Revenue, Matching Fund Loan, 6.750% due 10/1/37	2,647,925
	Virginia — 2.3%
345,000	Alexandria, VA, Redevelopment & Housing Authority, MFH Revenue, Parkwood Court Apartments Project, 8.125% due 4/1/30	321,826
1,000,000	Broad Street CDA Revenue, 7.500% due 6/1/33	896,930
2,500,000	Chesterfield County, VA, EDA, Solid Waste and Sewer Disposal Revenue, Virginia Electric Power Co. Project, 5.600% due 11/1/31(a)	2,450,450
	Total Virginia	3,669,206
	West Virginia — 1.5%
2,500,000	Pleasants County, WV, PCR, Refunding County Commission Allegheny, 5.250% due 10/15/37	2,340,275
	Wisconsin — 0.6%
1,000,000	Wisconsin State HEFA Revenue, Aurora Health Care, 6.400% due 4/15/33	1,018,150
	TOTAL INVESTMENTS — 98.6% (Cost — $158,218,638#)	156,251,763
	Other Assets in Excess of Liabilities — 1.4%	2,168,556
	TOTAL NET ASSETS — 100.0%	$158,420,319

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

See Notes to Financial Statements.

12	Western Asset Municipal High Income Fund Inc. 2009 Annual Report

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(d)	Maturity date shown represents the mandatory tender date.
#	Aggregate cost for federal income tax purposes is $158,158,897.

Abbreviations used in this schedule:

AGC	–	Assured Guaranty Corporation — Insured Bonds
AMBAC	–	American Municipal Bond Assurance Corporation — Insured Bonds
CDA	–	Community Development Authority
COP	–	Certificate of Participation
DFA	–	Development Finance Agency
EDA	–	Economic Development Authority
EDR	–	Economic Development Revenue
FGIC	–	Financial Guaranty Insurance Company — Insured Bonds
FSA	–	Financial Security Assurance — Insured Bonds
GO	–	General Obligation
HEFA	–	Health & Educational Facilities Authority
IDA	–	Industrial Development Authority
IDR	–	Industrial Development Revenue
ISD	–	Independent School District
MFH	–	Multi-Family Housing
MTA	–	Metropolitan Transportation Authority
NATL	–	National Public Finance Guarantee Corporation — Insured Bonds
PCR	–	Pollution Control Revenue
PFC	–	Public Facilities Corporation

SUMMARY OF INVESTMENTS BY INDUSTRY* (unaudited)

Health care	19.9%
Pre-refunded/escrowed to maturity	16.8
Industrial revenue	16.8
Leasing	11.3
Education	7.0
Power	6.7
Special tax obligation	5.2
Transportation	4.6
Solid waste/resource recovery	4.1
Other revenue	3.6
Local general obligation	2.4
Water & sewer	1.4
Housing	0.2
100.0%

*  As a percentage of total investments. Please note that Fund holdings are as of October 31, 2009 and are subject to change.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2009 Annual Report	13

Schedule of investments continued

October 31, 2009

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

RATINGS TABLE† (unaudited)
S&P/Moody’s/Fitch‡
AAA/Aaa	6.6%
AA/Aa	2.8
A	26.8
BBB/Baa	24.9
BB/Ba	6.7
CCC/Caa	1.5
CC/Ca	0.4
NR	30.3
100.0%

†	As a percentage of total investments.
‡

In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the lowest rating category received from an NRSRO.

See pages 15 and 16 for definitions of ratings.

14	Western Asset Municipal High Income Fund Inc. 2009 Annual Report

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	–	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	–	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	–

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	–

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	–

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	–	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) – Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	–

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	–

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	–

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	–

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	–

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	–

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Western Asset Municipal High Income Fund Inc. 2009 Annual Report	15

Bond ratings (unaudited) continued

Caa	–	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	–	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	–	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	–	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	–	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	–

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	–

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	–

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	–	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	–

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	–

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	–	Moody’s highest rating for issues having a demand feature - VRDO.
MIG 1	–	Moody’s highest rating for short-term municipal obligations.
P-1	–	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F1	–

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

16	Western Asset Municipal High Income Fund Inc. 2009 Annual Report

Statement of assets and liabilities

October 31, 2009

ASSETS:
Investments, at value (Cost — $158,218,638)	$156,251,763
Interest receivable	3,356,286
Receivable for securities sold	20,000
Prepaid expenses	11,994
Total Assets	159,640,043
LIABILITIES:
Due to custodian	1,020,200
Investment management fee payable	74,583
Directors’ fees payable	5,036
Accrued expenses	119,905
Total Liabilities	1,219,724
TOTAL NET ASSETS	$158,420,319
NET ASSETS:
Par value ($0.01 par value; 21,273,078 shares issued and outstanding; 500,000,000 shares authorized)	$ 212,731
Paid-in capital in excess of par value	192,096,219
Undistributed net investment income	750,301
Accumulated net realized loss on investments and futures contracts	(32,672,057)
Net unrealized depreciation on investments	(1,966,875)
TOTAL NET ASSETS	$158,420,319
Shares Outstanding	21,273,078
Net Asset Value	$7.45

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2009 Annual Report	17

Statement of operations

For the Year Ended October 31, 2009

INVESTMENT INCOME:
Interest	$ 10,146,420
EXPENSES:
Investment management fee (Note 2)	810,495
Shareholder reports	50,744
Audit and tax	43,623
Directors’ fees	42,861
Legal fees	38,354
Transfer agent fees	28,979
Stock exchange listing fees	19,867
Insurance	5,037
Custody fees	1,578
Miscellaneous expenses	9,404
Total Expenses	1,050,942
NET INVESTMENT INCOME	9,095,478
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1, 3 AND 4):
Net Realized Loss From:
Investment transactions	(2,768,659)
Futures contracts	(2,460,161)
Net Realized Loss	(5,228,820)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	14,402,370
Futures contracts	(950,949)
Change in Net Unrealized Appreciation/Depreciation	13,451,421
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS	8,222,601
INCREASE IN NET ASSETS FROM OPERATIONS	$17,318,079

See Notes to Financial Statements.

18	Western Asset Municipal High Income Fund Inc. 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED OCTOBER 31,	2009	2008
OPERATIONS:
Net investment income	$ 9,095,478	$ 9,315,087
Net realized loss	(5,228,820)	(3,721,736)
Change in net unrealized appreciation/depreciation	13,451,421	(20,902,204)
Increase (Decrease) in Net Assets From Operations	17,318,079	(15,308,853)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(9,409,089)	(8,918,253)
Decrease in Net Assets From Distributions to Shareholders	(9,409,089)	(8,918,253)
FUND SHARE TRANSACTIONS:
Reinvestment of distributions (153,817 and 56,336 shares issued, respectively)	1,059,181	436,238
Increase in Net Assets From Fund Share Transactions	1,059,181	436,238
INCREASE (DECREASE) IN NET ASSETS	8,968,171	(23,790,868)
NET ASSETS:
Beginning of year	149,452,148	173,243,016
End of year*	$158,420,319	$149,452,148
* Includes undistributed net investment income of:	$750,301	$1,079,803

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2009 Annual Report	19

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:

	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$7.08	$8.23	$8.22	$7.95	$7.84
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.43	0.44	0.42	0.42	0.45
Net realized and unrealized gain (loss)	0.38	(1.17)	—	0.26	0.11
Total income (loss) from operations	0.81	(0.73)	0.42	0.68	0.56
LESS DISTRIBUTIONS FROM:
Net investment income	(0.44)	(0.42)	(0.41)	(0.41)	(0.45)
Total distributions	(0.44)	(0.42)	(0.41)	(0.41)	(0.45)
NET ASSET VALUE, END OF YEAR	$7.45	$7.08	$8.23	$8.22	$7.95
MARKET PRICE, END OF YEAR	$7.25	$6.53	$7.75	$7.84	$7.10
Total return, based on NAV[1,2]	12.30%	(9.02)%	5.40%	9.24%	7.82%[3]
Total return, based on Market Price[2]	18.49%	(10.89)%	4.06%	16.66%	2.16%
NET ASSETS, END OF YEAR (MILLIONS)	$158	$149	$173	$173	$167
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.71%	0.71%	0.84%[4]	0.79%	0.85%
Net expenses	0.71	0.71	0.79 [4,5]	0.79 [5]	0.85
Net investment income	6.17	5.59	5.14	5.27	5.74
PORTFOLIO TURNOVER RATE	17%	17%	16%	18%	39%

1  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

2  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

3  The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

4  Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.73%.

5  Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Western Asset Municipal High Income Fund Inc. 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Municipal High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks high current income exempt from federal income taxes.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through December 21, 2009, the issuance date of the financial statements.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Municipal High Income Fund Inc. 2009 Annual Report	21

Notes to financial statements continued

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$156,251,763	—	$156,251,763

†  See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Credit and market risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to

22	Western Asset Municipal High Income Fund Inc. 2009 Annual Report

generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	—	$733,106	$(733,106)
(b)	$(15,891)	15,891	—

(a)  Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)  Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Western Asset Municipal High Income Fund Inc. 2009 Annual Report	23

Notes to financial statements continued

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended October 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$24,788,260
Sales	23,828,661

At October 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 6,038,136
Gross unrealized depreciation	(7,945,270)
Net unrealized depreciation	$(1,907,134)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended October 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

	INTEREST RATE CONTRACTS	OTHER CONTRACTS
	RISK	RISK	TOTAL
Futures contracts	$258,708	—	$258,708

24	Western Asset Municipal High Income Fund Inc. 2009 Annual Report

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

	INTEREST RATE CONTRACTS	OTHER CONTRACTS
	RISK	RISK	TOTAL
Futures contracts	$(230,105)	—	$(230,105)

At October 31, 2009, the Fund did not have any derivative instruments outstanding. During the year ended October 31, 2009, the Fund had an average market value of $7,504,792 in futures contracts (to sell).

5. Distributions subsequent to October 31, 2009

On August 13, 2009, the Board of Directors of the Fund declared a dividend distribution in the amount of $0.037 per share payable on November 27, 2009 to shareholders of record on November 20, 2009. On November 16, 2009, the Board of Directors of the Fund declared dividend distributions in the amount of $0.037 per share payable on December 28, 2009, January 29, 2010 and February 26, 2010 to shareholders of record on December 18, 2009, January 22, 2010 and February 19, 2010, respectively.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2009	2008
Distributions Paid From:
Tax-exempt income	$9,405,995	$8,918,253
Ordinary income	3,094	—
Total taxable distributions	3,094	—
Total distributions paid	$9,409,089	$8,918,253

As of October 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$ 791,710
Capital loss carryforward*	(32,731,798)
Other book/tax temporary differences(a)	(41,409)
Unrealized appreciation/(depreciation)(b)	(1,907,134)
Total accumulated earnings / (losses) — net	$(33,888,631)

Western Asset Municipal High Income Fund Inc. 2009 Annual Report	25

Notes to financial statements continued

*  As of October 31, 2009, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2010	$ (601,572)
10/31/2011	(5,066,581)
10/31/2012	(10,608,178)
10/31/2013	(5,677,661)
10/31/2015	(1,928,255)
10/31/2016	(2,673,203)
10/31/2017	(6,176,348)
$(32,731,798)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.
(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book & tax accretion methods for market discount on fixed income securities.

26	Western Asset Municipal High Income Fund Inc. 2009 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Municipal High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Municipal High Income Fund Inc. as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Municipal High Income Fund Inc. as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 21, 2009

Western Asset Municipal High Income Fund Inc. 2009 Annual Report	27

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Municipal High Income Fund Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS

CAROL L. COLMAN
c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”)
620 Eighth Avenue, New York, NY 10018

Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	None

DANIEL P. CRONIN
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	None

28	Western Asset Municipal High Income Fund Inc.

PAOLO M. CUCCHI
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	None

LESLIE H. GELB
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President (prior to 2003), The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

Western Asset Municipal High Income Fund Inc.	29

Additional information (unaudited) continued

Information about Directors and Officers

WILLIAM R. HUTCHINSON
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 1998
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (consulting) (since 2001)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	Director, Associated Banc Corp. (banking) (since 1994) and Non-Executive Chairman of the Board (since December 1, 2009)

RIORDAN ROETT
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	None

30	Western Asset Municipal High Income Fund Inc.

JESWALD W. SALACUSE
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund Inc. (since 1993)

INTERESTED DIRECTOR

R. JAY GERKEN, CFA[2]
Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chairman, President and Chief Executive Officer, Class I
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (“CFM”) (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	135
Other board member ships held by Director	Former Trustee, Consulting Group Capital Group Capital Markets Funds (2002 to 2006)

Western Asset Municipal High Income Fund Inc.	31

Additional information (unaudited) continued

Information about Directors and Officers

OFFICERS

KAPREL OZSOLAK
Legg Mason
55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

TED P. BECKER
Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (2002 to 2005)

ROBERT I. FRENKEL
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)

32	Western Asset Municipal High Income Fund Inc.

THOMAS C. MANDIA
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (1992 to 2005)

ALBERT LASKAJ
Legg Mason
55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)

STEVEN FRANK
Legg Mason
55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2005
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

1         The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2012, year 2010 and year 2011, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2         Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Municipal High Income Fund Inc.	33

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

34	Western Asset Municipal High Income Fund Inc.

Dividend reinvestment plan (unaudited)

The Fund’s policy, which may be changed by the Fund’s Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund’s capital shares. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend. Net income of the Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to shareholders at least once a year.

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose capital shares are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional capital shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own capital shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST, as dividend-paying agent.

The number of capital shares distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the capital shares is equal to or exceeds 98% of net asset value (“NAV”) per share on the determination date (generally, the record date for the distribution), participants will be issued capital shares valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund’s net assets will be proportionately diluted.

If 98% of the NAV per share of the capital shares at the time of valuation (which is the close of business on the determination date) exceeds the market price of capital shares, AST will buy capital shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before AST has completed its purchases, the market price exceeds 98% of what the NAV per share of the capital shares was at the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of capital shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the

Western Asset Municipal High Income Fund Inc.	35

Dividend reinvestment plan (unaudited) continued

extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by AST may exceed 98% of the NAV per share of the capital shares. AST will begin to purchase capital shares on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Capital shares in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to its capital shares issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST or the Fund on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1 (877) 366-6441.

36	Western Asset Municipal High Income Fund Inc.

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund in November 2008 and from January 2009 through October 2009 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, 99.60% of the net investment income distribution paid in December 2008 qualifies as a tax-exempt interest dividend for Federal income tax purposes.

Please retain this information for your records.

Western Asset Municipal High Income Fund Inc.	37

(This page intentionally left blank.)

(This page intentionally left blank.)

Western Asset Municipal High Income Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadviser
Leslie H. Gelb	Western Asset Management Company
R. Jay Gerken, CFA
Chairman	Custodian
William R. Hutchinson	State Street Bank and Trust Company
Riordan Roett	1 Lincoln Street
Jeswald W. Salacuse	Boston, Massachusetts 02111

Officers	Transfer agent
R. Jay Gerken, CFA	American Stock Transfer & Trust Company
President and Chief Executive Officer	59 Maiden Lane
New York, New York 10038
Kaprel Ozsolak
Chief Financial Officer and Treasurer	Independent registered public accounting firm
KPMG LLP
Ted P. Becker	345 Park Avenue
Chief Compliance Officer	New York, New York 10154

Robert I. Frenkel	Legal counsel
Secretary and Chief Legal Officer	Simpson Thacher & Bartlett LLP
425 Lexington Avenue
Thomas C. Mandia	New York, New York 10017-3909
Assistant Secretary
New York Stock Exchange Symbol
Albert Laskaj	MHF
Controller

Steven Frank
Controller

Western Asset Municipal High Income Fund Inc.
55 Water Street
New York, New York 10041

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Municipal High Income Fund Inc.

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

55 Water Street

New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the Western Asset Municipal High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

WASX010547 12/09 SR09-975

ITEM 2.                                                   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2008 and October 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $38,400 in 2008 and $40,500 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2008 and $23 in 2009. These services consisted of procedures performed in connection with the audit performed relating to the Tender Options Bonds for the Western Asset Municipal High Income Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Municipal High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,900 in 2008 and $3,100 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Municipal High Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Municipal High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Municipal High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Municipal High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Municipal High Income Fund Inc. during the reporting period were $0 in 2009.

(h) Yes.  Western Asset Municipal High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Municipal High Income

Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA” or “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the

Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Joseph Deane Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2005; prior to that time, Mr. Deane was with Citigroup Asset Management or one of its affiliates since 1972.

David Fare Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2005; prior to that time, Mr. Fare was with Citigroup Asset Management or one of its affiliates since 1989.

Robert Amodeo Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007

Co-portfolio manager of the fund; portfolio manager at Western Asset since 2005; prior to that time, Mr. Amodeo was a Managing Director and portfolio manager with Salomon Brothers Asset Management Inc from 1992 to 2005.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of October 31, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech ‡	110 registered investment companies with $188.2 billion in total assets under management	231 Other pooled investment vehicles with $111.4 billion in assets under management*	853 Other accounts with $203.7 on in total assets under management**

Stephen A. Walsh ‡	110 registered investment companies with $188.2 billion in total assets under management	231 Other pooled investment vehicles with $111.4 billion in assets under management*	853 Other accounts with $203.7 billion in total assets under management**

Joseph P. Deane ‡	25 registered investment companies with $27.2 billion in total assets under management	0 Other pooled investment vehicles with $0.0 billion in assets under management	18 Other accounts with $1.4 billion in total assets under management

David T. Fare ‡	25 registered investment companies with $27.2 billion in total assets under management	0 Other pooled investment vehicles with $0.0 billion in assets under management	18 Other accounts with $1.4 billion in total assets under management

Robert Amodeo ‡	25 registered investment companies with $27.2 billion in total assets under management	0 Other pooled investment vehicles with $0.0 billion in assets under management	18 Other accounts with $1.4 billion in total assets under management

*	Includes 7 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.
**	Includes 97 accounts managed, totaling $25.0 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of October 31, 2009.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Joseph P. Deane	A
David T. Fare	A
Robert Amodeo	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                             CONTROLS AND PROCEDURES.

(a)                The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)               There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                             EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Municipal High Income Fund Inc.

Date:	December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Municipal High Income Fund Inc.

Date:	December 30, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Municipal High Income Fund Inc.

Date:	December 30, 2009